Exhibit 10.1

OMNIBUS Amendment

This Omnibus Amendment (this “Amendment”), dated as of January 28, 2026, is by and between Nvni Group Limited (the “Company”), and the investor listed on the signature page attached hereto (the “Investor”).

WITNESSETH

Whereas, the Company and the Investor are party to that certain Securities Purchase Agreement, dated as of August 12, 2025 (the “August 2025 Purchase Agreement”), pursuant to which the Company issued to the Investor an unsecured note in an aggregate principal amount of $4,200,000 (the “Existing Note”);

WHEREAS, the Company and the Investor are party to that certain Securities Exchange Agreement, dated as of December 11, 2025 (the “Exchange Agreement”), pursuant to which the Company and the Investor agreed to exchange the Existing Note for a new Senior Secured Convertible Note, with an aggregate principal amount of $5,662,000 (the “Exchange Note”);

WHEREAS, the Company and the Investor are party to that certain Securities Purchase Agreement, dated as of December 11, 2025 (the “Purchase Agreement”), pursuant to which, the Company sold to the Investor a senior secured note in an aggregate principal amount of $2,865,000 for a subscription price of $2,550,000 (the “Note”) due, on April 15, 2027;

WHEREAS, pursuant to Section 9(e) of each of the Note and the Exchange Note, as applicable, may be amended by a written instrument executed by the Company and the Required Holders (as defined in each of the August 2025 Purchase Agreement and the Purchase Agreement);

WHEREAS, the Investor constitutes the applicable Required Holders; and

Whereas, the Investor and the Company desire to amend certain provisions of each of the Note and the Exchange Note as set forth herein.

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Amendment.

(i)	The definition of “Monthly Redemption Date” contained in Section 1 of the Exchange Note is hereby amended and restated in its entirety as follows:

“Monthly Redemption Date” means, initially, February 9, 2026, and then the first Business Day of each calendar month thereafter, and terminating upon the full redemption of this Note.

(ii)	The definition of “Monthly Redemption Date” contained in Section 1 of the Note is hereby amended and restated in its entirety as follows:

“Monthly Redemption Date” means, initially, February 9, 2026, and then the first Business Day of each calendar month thereafter, and terminating upon the full redemption of this Note.

2.	Schedules. The parties hereby agree that Schedule 1, Schedule 2 and Schedule 3 attached hereto shall be the Schedule 1, Schedule 2 and Schedule 3 referred to in Section 7(a)(vii) of the Note and Section 7(a)(vii) the Exchange Note.

3.	Counterparts; Facsimile Execution. This Amendment may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.	Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN THE AUGUST 2025 Purchase AGREEMENT and purchase agreement, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

5.	Terms and Conditions of the Note and Exchange Note. Except as modified and amended herein, all of the terms and conditions of the Exchange Note and Note shall remain in full force and effect.

6.	Disclosure. The Company will disclose the material terms of this Amendment, including the schedules hereto, and the transactions contemplated hereby in a Form 6-K, and attaching this Amendment, including the schedules hereto, as an exhibit thereto, by not later than 5:30 p.m. on the Trading Day immediately following the execution of this Amendment (the “Form 6-K”). Upon the filing of such Form 6-K, the Company represents to the Holder that it shall have publicly disclosed all “material, non-public information” delivered to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents.

[Signature pages follow immediately.]

[Signature Page to Amendment]

In witness whereof, the undersigned has executed and delivered this Amendment as of the date first above written.

Company:

Nvni Group Limited

By:	/s/ Pierre Schurmann
Name:	Pierre Schurmann
Title:	Chief Executive Officer

[Signature Page to Amendment]

In witness whereof, the undersigned has executed and delivered this Amendment as of the date first above written.

Name of Investor:

By:

Name of signatory:
Title:	Authorized Person

Schedule 1

Fiscal Period	Gross Revenue (USD)
Three Month Period ended March 31, 2026	$9,109,038.46
Three Month Period ended June 30, 2026	$9,932,300.00
Three Month Period ended September 30, 2026	$10,653,423.08
Three Month Period ended December 31, 2026	$11,492,746.15
Three Month Period ended March 31, 2027	$10,475,394.23

Schedule 2

Fiscal Period	EBITDA (USD)
Three Month Period ended March 31, 2026	$2,138,538.46
Three Month Period ended June 30, 2026	$2,609,950.00
Three Month Period ended September 30, 2026	$3,132,246.15
Three Month Period ended December 31, 2026	$3,581,100.00
Three Month Period ended March 31, 2027	$2,459,319.23

Schedule 3

Fiscal Period	Free Cash Flow (USD)
Three Month Period ended March 31, 2026	$426,877.33
Three Month Period ended June 30, 2026	$560,121.14
Three Month Period ended September 30, 2026	$638,760.85
Three Month Period ended December 31, 2026	$867,570.70
Three Month Period ended March 31, 2027	$490,908.93